SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12



                             VISION GROUP OF FUNDS
                (Name of Registrant as Specified In Its Charter)

                           FEDERATED SERVICES COMPANY

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:


                              VISION GROUP OF FUNDS

                          VISION LARGE CAP GROWTH FUND

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders of the Vision Large Cap Growth Fund, scheduled for January 30, 2001, at 2 p.m., Eastern time. This information will provide you with details of the proposal to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in favor of the proposal in accordance with the Board of Trustees' recommendation in the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, IT MAY AVOID THE EXPENSE OF HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800-836-2211 (OR, IN THE BUFFALO AREA, 716-635-9368).

                              VISION GROUP OF FUNDS

                          VISION LARGE CAP GROWTH FUND

A LETTER FROM THE PRESIDENT

Dear Shareholders:

     I am writing to request that you consider an important matter relating to your investment in Vision Group of Funds (the "Trust") in connection with a special meeting of shareholders (the "Special Meeting") of the Trust's Vision Large Cap Growth Fund (the "Fund"), to be held on January 30, 2001 at 2 p.m., Eastern time, at the Fund's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010. The materials that we have included discuss the proposal to be voted on at the Special Meeting that will affect the continuation of the existing sub-advisory relationship with the Fund.

     Montag & Caldwell, Inc. ("M&C") is the subadviser of the Fund, and is owned by Alleghany Asset Management, Inc. ("AAM"), which in turn is owned by Alleghany Corporation ("Alleghany"). Pursuant to an agreement entered into on October 18, 2000, AAM will be merged with a direct or indirect subsidiary of ABN AMRO North America Holding Company ("ABN AMRO"). As required by the Investment Company Act of 1940 (the "1940 Act"), we are asking shareholders of the Fund to approve a new subadvisory agreement with M&C that is substantially identical to the Fund's current subadvisory agreement with M&C, except for the dates of execution and termination.

     The Board of Trustees of the Trust (the "Board" or "Board of Trustees") has carefully reviewed the change in control of AAM and believes that shareholders will benefit from the additional financial and other resources anticipated to be available through ABN AMRO to M&C in the fulfillment of its subadvisory obligations. ABN AMRO and M&C have each told the Board that it believes that the AAM transaction will have no material effect on the subadvisory services provided to the Fund by M&C. In addition, no fees will increase and ABN AMRO and M&C believe that no portfolio managers will change as a result of the transaction. THEREFORE, THE BOARD UNANIMOUSLY APPROVED THE NEW SUBADVISORY AGREEMENT WITH M&C AND RECOMMENDS THAT YOU VOTE "FOR" THE NEW AGREEMENT.

     YOUR VOTE IS IMPORTANT! PLEASE TAKE A MOMENT TO REVIEW THIS DOCUMENT AND FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD.

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Fund, we hope that this format will be helpful to you.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, additional expenses are incurred to pay for follow-up mailings and telephone calls.

                                   Sincerely,

                                    Edward C. Gonzales

                                    President

                              VISION GROUP OF FUNDS

                          VISION LARGE CAP GROWTH FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 30, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Vision Large Cap Growth Fund (the "Fund"), a portfolio of the Vision Group of Funds will be held at the Fund's principal place of business, 5800 Corporate Drive, Pittsburgh, PA 15237-7010, on January 30, 2001 at 2 p.m., Eastern time, to vote on the following Proposal:

1. To approve a new subadvisory agreement with Montag & Caldwell, Inc. for the Fund.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

The Board of Trustees has fixed December ___, 2000 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                    By Order of the Board of Trustees,


                                Victor R. Siclari

                                    Assistant Secretary

[January __], 2001



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                PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY

                      PROMPTLY TO AVOID ADDITIONAL EXPENSE.

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO

  ATTEND THE SPECIAL MEETING, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED
          ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
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                                TABLE OF CONTENTS

                                                                        PAGE

Questions and Answers about the Special Meeting and Proxy Statement..........1


Proposal 1:  Approval of a New Subadvisory Agreement With Montag & Caldwell,
         Inc. for the Fund...................................................3


Other Business...............................................................6


Information about the Trust..................................................7


Further Information about Voting and the Special Meeting.....................8



EXHIBITS

Exhibit A:..Form of New Subadvisory Agreement

Exhibit B:..Fund Subadvisory Fee Rate and Aggregate Subadvisory Fees Exhibit C:..Directors and Officers Associated with the Subadviser
Exhibit D:..Comparable Investment Companies Advised by the Subadviser

                              VISION GROUP OF FUNDS

                          VISION LARGE CAP GROWTH FUND

                              5800 CORPORATE DRIVE

                       PITTSBURGH, PENNSYLVANIA 15237-7010

                                 PROXY STATEMENT

                    QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

                               AND PROXY STATEMENT

Q.    WHAT IS HAPPENING?

A. Pursuant to an agreement entered into on October 18, 2000, AAM, the owner of M&C, which is the subadviser to the Fund, will be merged with a direct or indirect subsidiary of ABN AMRO. AAM is currently owned by Alleghany. Although this transaction is not anticipated to have any effect on the operations of any of M&C, AAM or the Fund, we are asking the Fund's shareholders to approve a new subadvisory agreement with M&C.

      The following pages give you additional information about the proposed acquisition, the new subadvisory agreement and certain other matters.

      The Board of Trustees, including those who are not "interested persons" (as defined by the 1940 Act) of the Fund, M&C, Alleghany, AAM or ABN AMRO (the "Disinterested Trustees"), unanimously recommend that you vote FOR approval of the new subadvisory agreement with M&C for the Fund.

Q.    WHY AM I BEING ASKED TO VOTE ON A NEW SUBADVISORY AGREEMENT?

A. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new subadvisory agreement following certain types of business transactions such as the AAM transaction. The new subadvisory agreement is substantially identical to the existing subadvisory agreement, except for the dates of execution and termination. The Board of Trustees has already approved the new subadvisory agreement and now needs your approval of this matter. The Trustees propose to mail the notice of Special Meeting, the proxy card and this proxy statement to shareholders of record on or about December 29, 2000.

Q.    HOW WILL THE AAM TRANSACTION AFFECT ME?

A. The Fund and its investment objective will not change as a result of the transaction. You will still own the same shares in the Fund. The AAM transaction should have no impact on the operations of the Fund. AAM and ABN AMRO have assured the Board of Trustees that they do not intend to make any changes in the nature of or reduction in the quality of the services provided to the Fund and that no fees will be changed as a result of the AAM transaction. In fact, they anticipate that there will be additional financial and other resources available to M&C through ABN AMRO.


Q.    HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees, including the Disinterested Trustees, recommends that you vote FOR the proposal on the enclosed proxy card.

Q.    WHO IS ELIGIBLE TO VOTE?

A. Shareholders of record of the Fund at the close of business on [December __], 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q.    HOW DO I VOTE MY SHARES?

A. You may vote your shares (i) in person, by attending the Special Meeting or (ii) by mail. To vote by mail, please sign, date and send us the enclosed proxy in the envelope provided.

      Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for Proposal 1, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for Proposal 1, your shares will be voted IN FAVOR of approving a new subadvisory agreement with M&C for the Fund.

Q.    IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                  THE PROPOSAL

PROPOSAL 1:       APPROVAL OF A NEW SUBADVISORY AGREEMENT WITH MONTAG &
                  CALDWELL, INC. FOR THE FUND

INTRODUCTION

M&C acts as subadviser for the Fund pursuant to a subadvisory agreement with the Trust on behalf of the Fund and Manufacturers and Traders Trust Company, the Fund's investment adviser ("M&T"), dated November 1, 2000 (the "Existing Subadvisory Agreement"). As required by the 1940 Act, the Existing Subadvisory Agreement automatically terminates in the event of an "assignment," as defined in the 1940 Act. Consummation of the AAM transaction will result in an assignment, as that term is defined in the 1940 Act, of the Existing Subadvisory Agreement and, consequently, its termination.

The Board of Trustees is submitting for approval by the shareholders of the Fund a new subadvisory agreement with M&C for the Fund (the "New Subadvisory Agreement") (the New Sub- Investment Advisory Agreement and the Existing Subadvisory Agreement are collectively referred to as the "Subadvisory Agreements"). The New Subadvisory Agreement is substantially identical to the Existing Subadvisory Agreement, except for the dates of execution and termination. The description of the New Subadvisory Agreement, which is set forth below, is qualified in its entirety by reference to the Form of New Subadvisory Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides that an investment adviser to a mutual fund (or its affiliates) may receive any amount or benefit in connection with a sale of any interest in such adviser which results in an assignment of an advisory contract if two conditions are satisfied. One condition is that, for a period of three years after such assignment, at least 75% of the board of directors or trustees of the fund cannot be "interested persons" of the new adviser or its predecessor. The second condition is that no "unfair burden" be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. A subadviser is an investment adviser under the 1940 Act.

In connection with the first condition of Section 15(f), ABN AMRO has agreed that, for a period of three years after the closing date, it will use commercially reasonable efforts to assure that at least 75% of the Board of Trustees (or permitted successors thereto) are not "interested persons" of ABN AMRO, Alleghany, AAM or any of their affiliates. The Trust currently meets this condition and expects to be able to continue meeting this condition.

With respect to the second condition of Section 15(f), an "unfair burden" on a fund is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor, or successor, receives or is entitled directly or indirectly to receive any compensation of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter for such fund. The second type is compensation from the fund or its security holders for other than bona fide investment advisory or other services. ABN AMRO has agreed, for a period of two years after the closing date, not to impose or seek to impose any unfair burden on the Fund within the meaning of
Section 15(f).

BOARD'S RECOMMENDATION

On December 14, 2000, the Trust's Board of Trustees, including the Disinterested Trustees, met and unanimously voted in person to approve the New Subadvisory Agreement and to recommend approval of the New Subadvisory Agreement to the shareholders of the Fund.

BOARD EVALUATION -- TO BE UPDATED

At a meeting held on December 14, 2000, the Trust's Board of Trustees met and conferred with senior management personnel of M&C and ABN AMRO to consider the AAM transaction and its effects on the Fund. The Board of Trustees had the assistance of legal counsel who provided advice on, among other things, the Board's fiduciary obligations in considering the proposed New Subadvisory Agreement.

In connection with this review, M&C and ABN AMRO represented to the Board of Trustees their belief and intention that the AAM transaction: (1) will have no material effect on the subadvisory or other services provided to the Fund by M&C, the Fund's subadviser; (2) will result in no change in fees or contractual expense limitations of the Fund; (3) will not result in any material change in the management or operations of M&C; and (4) will not adversely affect M&C's human and other resources or financial condition, in a manner that would adversely impact its ability to provide the same quality of subadvisory and other services that it has provided in the past. In addition, M&C and ABN AMRO stated that they believed that as a result of the AAM transaction, shareholders of the Fund would benefit by the increased financial and other resources available to M&C.

M&C and ABN AMRO assured the Board of Trustees that they will comply with
Section 15(f) of the 1940 Act with respect to the Fund. M&C and ABN AMRO advised the Board of Trustees in writing that they do not have any express or implied understanding or arrangement that would be reasonably expected to impose an "unfair burden" on the Fund as a result of the AAM transaction.

In evaluating the proposed New Subadvisory Agreement, the Board of Trustees reviewed materials furnished by M&C, ABN AMRO and Fund counsel. The Board of Trustees reviewed information about ABN AMRO, including its personnel, operations, and financial condition, as well as its existing U.S. investment company operations. The Board of Trustees reviewed the terms of the AAM transaction and its possible effects on the subadviser, the Fund and the Fund's shareholders. The Board of Trustees considered the actions taken to retain key personnel of M&C. The Board of Trustees reviewed information regarding the investment performance of the Fund on an absolute basis and compared to investment companies with similar investment objectives and policies (the "peer group") and the fees and expenses incurred by the Fund compared to its peer group.

The Board of Trustees specifically considered the following as relevant to their recommendations: (1) that the terms of the New Subadvisory Agreement are substantially identical to those of the Existing Sub-Advisory Agreement, except for the dates of execution and termination; (2) the financial strength and resources of ABN AMRO and its commitment to global asset management growth; (3) the favorable history, reputation, qualifications and background of M&C and ABN AMRO, as well as the qualifications of each company's personnel; (4) the experience of M&C and ABN AMRO with other U.S. registered investment companies;
(5) the increased likelihood of continuity of management of the Fund by reducing their vulnerability to changes in control of M&C that may be adverse to the Fund's interests; (6) assurances from each of M&C and ABN AMRO as to its intention and belief that it does not intend to make any material changes to M&C's financial, human and other resources that would adversely impact M&C's ability to provide the same quality of subadvisory services that it has provided in the past; (7) the statement of each of M&C and ABN AMRO as to its intention and belief that the AAM transaction would have no material effect on the subadvisory services provided to the Fund by M&C; (8) the anticipated continuity of portfolio managers and no changes in subadvisory fees as a result of the AAM transaction; (9) the relative performance of the Fund to comparable mutual funds and unmanaged indices; (10) the commitment of Alleghany and ABN AMRO to pay the expenses of the Fund in connection with the AAM transaction so that shareholders of the Fund would not have to bear such expenses; and (11) other factors deemed relevant by the Trustees.

DESCRIPTION OF THE EXISTING SUBADVISORY AGREEMENT

Pursuant to the Existing Subadvisory Agreement, M&C acts as a subadviser for the Fund. M&C provides an investment program for the Fund in accordance with its investment policies, limitations and restrictions.

For the subadvisory services provided to the Fund, M&C receives a monthly fee from M&T based on the Fund's average daily net assets. The table in Exhibit B provides the annual fee rate for the Existing Subadvisory Agreement and the aggregate subadvisory fees earned by M&C during the fiscal year ended April 30, 2000. The New Subadvisory Agreement has the same subadvisory fee as the Existing Subadvisory Agreement.

Under the terms of the Existing Subadvisory Agreement, M&C is not liable to the Trust for any error of judgment, mistake of law or any loss suffered in connection with any matters to which the agreement relates or any other act or omission in the performance of its duties under the agreement, except in the case of its willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

The Existing Subadvisory Agreement may be terminated without penalty upon sixty
(60) days' written notice by the Trust, upon the vote of a majority of Trustees or by a vote of the majority of the Fund's outstanding voting securities, or upon one hundred twenty (120) days' written notice by M&C.

You may recall that the Fund was organized on June 1, 1999 as a portfolio of Vision Group of Funds, Inc., a Maryland corporation (the "Corporation"), which is the predecessor to the Trust. The Fund did not begin operations until March 20, 2000, which was after the Corporation's Board of Directors and the Fund's initial shareholder approved M&C as subadvisor to the Fund on February 29, and March 6, 2000, respectively, under a contract dated March 1, 2000. In a proxy statement, dated September 11, 2000, the Corporation proposed reorganizing into the Trust, a Delaware business trust, and the Trust created "shell" portfolios into which the Corporation's existing portfolios would reorganize. In anticipation of this reorganization, the Trust's Board of Trustees approved the Existing Subadvisory Agreement with M&C on August 11, 2000. Shareholders of the Corporation, including shareholders of the Fund, approved the reorganization at a special meeting of the Corporation that convened on October 23, 2000. On November 8, 2000, the Corporation reorganized into the Trust, the Fund became a portfolio of the Trust, and M&C continued as subadvisor under the Existing Subadvisory Agreement, dated November 1, 2000. The only changes to the Existing Subadvisory Agreement as a result of this reorganization were a change in the dates of effectiveness and termination, and the execution of the agreement by the Trust on behalf of the Fund. [The initial shareholder of the Fund (in its "shell" formation) also approved the Existing Subadvisory Agreement on November 8, 2000.]

THE NEW SUBADVISORY AGREEMENT

The New Subadvisory Agreement for the Fund will be dated as of the date of the consummation of the AAM transaction, which is expected to occur during the first quarter of 2001. The New Subadvisory Agreement will be in effect for an initial term of two years, to be continued thereafter from year to year if approved in conformity with the requirements of the 1940 Act. To ensure the continuity of M&C as the Fund's subadviser in the event that the AAM transaction is consummated prior to the Special Meeting and receipt of Fund shareholder approval of the New Subadvisory Agreement, the Trust's Board of Trustees, including the Disinterested Trustees, approved an interim subadvisory agreement (the "Interim Subadvisory Agreement") with M&C at its December 14, 2000 meeting. The Interim Subadvisory Agreement will take effect upon the closing of the AAM transaction if Fund shareholder approval of the New Subadvisory Agreement has not yet been obtained, and may be in effect for a period of up to 150 days. The Interim Subadvisory Agreement contains substantially the same terms as the New Subadvisory Agreement. The Interim Subadvisory Agreement requires all subadvisory fees to be escrowed pending Fund shareholder approval of the New Subadvisory Agreement. In the event that Fund shareholders do not approve the New Subadvisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE EXISTING AND NEW INVESTMENT ADVISORY AGREEMENTS

The New Subadvisory Agreement is substantially identical to the Existing Subadvisory Agreement except for the dates of execution and termination.

DESCRIPTION OF THE SUBADVISER

M&C is the subadviser for the Fund. Founded in 1945, M&C managed approximately $29.2 billion in assets as of September 30, 2000. M&C is a wholly owned subsidiary of The Chicago Trust Company, which in turn is a wholly owned subsidiary of AAM. The principal business address of M&C is 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-1022.

Exhibit C contains a table listing the directors and principal executive officers of M&C and their principal occupations. Unless otherwise noted, the business address of such persons is the same as the principal business address of M&C.

Exhibit D sets forth the fees and other information regarding the investment companies advised by M&C that have a similar investment objective to the Fund.

REQUIRED VOTE

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as more fully described below.

          THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE A NEW SUBADVISORY AGREEMENT FOR THE FUND AS DESCRIBED IN THIS PROPOSAL 1.

OTHER BUSINESS

     The Trustees know of no other business to be presented at the Special Meeting other than Proposal l, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

INFORMATION ABOUT THE TRUST

     THE ADVISER. The investment adviser of the Fund is Manufacturers and Traders Trust Company ("M&T Bank"), located at One M&T Plaza, Buffalo, NY 14240. Pursuant to an investment advisory contract, M&T Bank manages the Fund's assets, including buying and selling portfolio securities. M&T Bank is the principal banking subsidiary of M&T Bank Corporation, a regional bank holding company in existence since 1965.

     THE CO-ADMINISTRATORS. Federated Services Company ("FSCo"), with offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and M&T Bank each provide the Fund with certain administrative personnel and services necessary to operate the Fund. FSCo is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated").

     THE DISTRIBUTOR. Federated Securities Corp. ("FSC"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trust's distributor. FSC, an indirect, wholly owned subsidiary of Federated, is located at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

     THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. FSCo and its affiliate, Federated Shareholder Services Company ("FSSC"), a registered transfer agent, provide the Fund with certain transfer agency services. FSCo and FSSC, P.O. Box 8606, Boston, MA 02266-8600, are indirect, wholly owned subsidiaries of Federated.

     THE CUSTODIAN AND FUND ACCOUNTANT. The custodian and fund accountant for the Fund is State Street Bank & Trust Company, P.O. Box 8609, Boston, MA 02266-8600.

     OTHER MATTERS. The Fund's last audited financial statements and Annual Report, for the fiscal year ended April 30, 2000, have been previously mailed to shareholders, and are available free of charge. If you have not received this Annual Report, or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement or call the Trust at 1-800-836-2211 (or, in the Buffalo area, 716-635-9368), and the Annual Report will be sent by first-class mail within three business days. The Fund's semi-annual report for the six-month period ended October 31, 2000, [will be mailed to shareholders by December 30, 2000] [accompanies the mailing of this Proxy Statement].

     PRINCIPAL SHAREHOLDERS. As of [August 30, 2000], the Fund had [754,463.426] outstanding shares of common stock. [TO BE UPDATED.]

     Each share is entitled to one vote and fractional shares have proportionate voting rights.

     From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of [August 30, 2000], the following entities held beneficially or of record more than 5% of the Fund's outstanding shares:

[TO BE UPDATED.]

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NAME OF FUND                SHAREHOLDER NAME AND        PERCENTAGE

                                  ADDRESS OWNED

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Large Cap Growth Fund       Manufacturers and Traders    82.74%
                            Bank,
                            Buffalo, NY (#27081-4)        5.17%
                            Manufacturers & Traders
                            Trust Co.,
                            Buffalo, NY (#19015-6)
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               FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

RECORD DATE. Shareholders of record at the close of business on December __, 2000 are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter presented at the Special Meeting.

VOTING METHODS. You may vote your shares by mail or in person at the Special Meeting. To vote by mail, please sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for Proposal 1, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for Proposal 1, your shares will be voted IN FAVOR of approval of a new subadvisory agreement with M&C for the Fund (Proposal 1).

REVOCATION OF PROXIES. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by Alleghany and ABN AMRO. Alleghany and ABN AMRO will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. Alleghany and ABN AMRO will not reimburse Trustees and officers of the Trust, or regular employees and agents of the subadviser or FSCo involved in the solicitation of proxies. Alleghany and ABN AMRO intend to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, the subadviser, FSSC (the Trust's transfer agent), or FSCo or M&T Bank (the Trust's co-administrators) or, if necessary, a commercial firm retained for this purpose. The Trust does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

VOTING BY BROKER-DEALERS. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange rules permit the broker-dealers to vote on the proposal to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM AND REQUIRED VOTE. The presence in person or by proxy of shareholders of the Fund entitled to cast at least a majority of the votes to be cast shall constitute a quorum at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes AGAINST the proposal.

The approval by shareholders of the Fund of a New Subadvisory Agreement will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act. This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

ADJOURNMENT. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve the Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

SHAREHOLDER PROPOSALS. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attn:
Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matter mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                    By the Order of the Board of Trustees of Vision Group of Funds


                                    Victor R. Siclari

                                    Assistant Secretary

[January __], 2001

                                    EXHIBIT A

                        FORM OF NEW SUBADVISORY AGREEMENT

                              SUBADVISORY AGREEMENT

This Subadvisory Agreement ("Agreement") is entered into as of ________ __, 2001 by and among the Vision Group of Funds, a Delaware business trust (the "Trust"), Manufacturers and Traders Trust Company, a New York State chartered bank and trust company (the "Adviser" or "M&T Bank"), and Montag & Caldwell, Inc. (the "Subadviser").

                                    RECITALS:

The Trust is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and has eighteen portfolios, including the Vision Large Cap Growth Fund (the "Fund");

The Trust and the Adviser have entered into an advisory agreement dated as of November 1, 2000 (the "Advisory Agreement") as amended, pursuant to which the Adviser provides portfolio management services to the Fund and the other portfolios of the Trust;

The Advisory Agreement contemplates that the Adviser may fulfill its portfolio management responsibilities under the Advisory Agreement by engaging one or more subadvisers; and

The Adviser and the Board of Trustees of the Trust ("Trustees") desire to retain the Subadviser to act as sub-investment manager of the Fund and to provide certain other services, and the Subadviser desires to perform such services under the terms and conditions hereinafter set forth.

                                   AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Adviser and the Subadviser agree as follows:

1. DELIVERY OF DOCUMENTS. The Trust has furnished the Subadviser with copies, properly certified or otherwise authenticated, of each of the following:

(a)   The Trust's Declaration of Trust ("Declaration of Trust");

(b)   By-Laws of the Trust as in effect on the date hereof;

(c) Resolutions of the Trustees selecting the Subadviser as the investment subadviser to the Fund and approving the form of this Agreement;

(d) Resolutions of the Trustees selecting the Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement and resolutions adopted by the initial shareholder of the Fund approving the form of the Investment Advisory Agreement;

(e)   The Adviser's Investment Advisory Agreement; and

(f) The Trust's registration statement, including the Fund's prospectus and statement of additional information (collectively called the "Prospectus").

The Adviser will furnish the Subadviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. The Adviser will also furnish the Subadviser with copies of the documents listed on Schedule 1 to this Agreement, and shall promptly notify the Subadviser of any material change in any of the Fund's investment objectives, policies, limitations, guidelines or procedures set forth in any of the documents listed in Schedule 1.

The Subadviser has furnished the Adviser with a copy of the Subadviser's approved list of securities for equity portfolios, its Form ADV most recently filed with the Securities and Exchange Commission, the code of ethics established by the Subadviser pursuant to Rule 17j-1 of the 1940 Act ("Subadviser's Code of Ethics"), and the Subadviser's policies regarding allocation of securities among clients with common investment objectives, soft dollars and brokerage selection. The Subadviser will promptly furnish the Adviser with copies of any amendments to such documents.

The Subadviser will also provide Adviser with a list and specimen signatures of the parties who are authorized to act on behalf of the Subadviser and will promptly notify Adviser in writing of any changes thereto.

2. INVESTMENT SERVICES. Subject to the supervision and review of the Adviser and the Trustees, the Subadviser will manage the investments of the Fund on a discretionary basis, including the purchase, retention and disposition of securities, in accordance with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus, and in conformity with the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company), all other applicable laws and regulations, instructions and directions received in writing from the Adviser or the Board of Trustees, and the provisions contained in the documents delivered to the Subadviser pursuant to
Section 1 above, as each of the same may from time to time be amended or supplemented, and copies delivered to the Subadviser.

The Subadviser will discharge its duties under this Agreement with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in the capacity of an investment adviser to a registered investment company and familiar with such matters would use. The Subadviser will, at its own expense:

(a) Manage on a discretionary basis the Fund's investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Fund, and what portion of the Fund's assets will be invested or held uninvested as cash.

(b) Place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Trustees may direct from time to time, subject to the Subadviser's duty to obtain best execution.

     In using its best efforts to obtain for the Fund best execution, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Subadviser shall not be deemed to have acted unlawfully or to have breached a duty created by this Agreement or otherwise, solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Subadviser or the Adviser an amount of commission for effecting a Fund investment transaction that is greater than the amount of commission that another broker or dealer would have charged for effecting the transaction.

(c) Submit such reports relating to the valuation of the Fund's securities as the Adviser may reasonably request.

(d) Maintain detailed books and records of all matters pertaining to the Fund (the "Fund's Books and Records"), including, without limitation, a daily ledger of such assets and liabilities relating thereto, and brokerage and other records of all securities transactions. The Fund's Books and Records shall be available to the Adviser at any time upon request and shall be available for telecopying without delay to the Adviser during any day that the Fund is open for business.

(e) Comply with all requirements of Rule 17j-1 under the 1940 Act ("Rule 17j-1") including the requirement to submit its Code of Ethics and any material changes thereto to the Trustees for approval. The Subadviser will submit any material change in its Code of Ethics to the Trustees promptly, but in no later than sixty days, after the adoption of such change. The Subadviser will promptly report any significant violations of its Code of Ethics or procedures and any related sanctions to the Trustees and will provide a written report to the Trustees at least annually in accordance with the requirements of Rule 17j-1. The Subadviser will also require that its Access Persons (as such term is defined in Rule 17j-1) provide the Subadviser with quarterly personal investment transaction reports and initial and annual holdings reports, and otherwise require such of those persons as is appropriate to be subject to the Subadviser's Code of Ethics.

(f) From time to time, as the Adviser or the Trustees may reasonably request, furnish the Adviser and to each of the Trustees reports of Fund transactions and reports on securities held in the Fund's portfolio, all in such detail as the Adviser or the Trustees may reasonably request.

(g) Inform the Adviser and the Trustees of changes in investment strategy or tactics or in key personnel of the Subadviser (including any changes in the personnel who manage the investments of the Fund).

(h) Make its officers and employees available to meet with the Trustees and the Adviser at such times and with such frequency as the Trustees or the Adviser reasonably requests, on due notice to the Subadviser, but at least quarterly, to review the Fund's investments in light of current and prospective market conditions.

(i) Furnish to the Trustees such information as may be reasonably necessary in order for the Trustees to evaluate this Agreement or any proposed amendments thereto for the purpose of casting a vote pursuant to Section 11 or 12 hereof. Furnish to the Adviser such information as may be reasonably necessary in order for the Adviser to evaluate this Agreement and the Subadviser's performance hereunder.

(j) The Subadviser will advise the Adviser, and, if instructed by the Adviser, the Fund's custodian, on a prompt basis each day by electronic communication of each confirmed purchase and sale of a Fund security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date, and identity of the effecting broker or dealer and, if different, the identity of the clearing broker.

(k) Cooperate generally with the Fund and the Adviser to provide information in the possession of the Subadviser, or reasonably available to it, necessary for the preparation of registration statements and periodic reports to be filed by the Fund or the Adviser with the Securities and Exchange
     Commission,  including  Form  N-1A,  semi-annual  reports  on  Form  N-SAR, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

(l) Allow Adviser, its representatives, internal or external auditors and regulators to visit and audit Subadviser's operations relating to Subadviser's services under this Agreement at such times and frequencies as Adviser reasonably requests, at reasonable times and upon reasonable notice, but at least annually.

3. EXPENSES PAID BY THE SUB-ADVISOR. The Subadviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other costs and expenses incurred by it in connection with the performance of its duties hereunder.

4. EXPENSES OF THE FUND NOT PAID BY THE SUBADVISER. The Subadviser will not be required to pay any expenses which this Agreement does not expressly state shall be payable by the Subadviser. In particular, and without limiting the generality of the foregoing, the Subadviser will not be required to pay under this
Agreement:

(a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Subadviser;

(b)  legal, accounting and auditing fees and expenses of the Trust or the Fund;

(c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

(d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

(e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Subadviser shall bear the costs of providing the information referred to in Section 2(k) to the Adviser;

(f)  brokers' commissions and underwriting fees; and

(g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. REGISTRATION AS AN ADVISER. The Subadviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and covenants that it will remain so registered for the duration of this Agreement. Subadviser shall notify the Adviser immediately in the event that Subadviser ceases to be registered as an investment adviser under the Adviser's Act.

6. COMPENSATION OF THE SUBADVISER. For all services to be rendered, facilities furnished and expenses paid or assumed by the Subadviser as herein provided for the Fund, the Adviser will pay the Subadviser an annual fee equal to 0.50% on the first $50 million of the Fund's average daily net assets, 0.40% on the next $50 million of the Fund's average daily net assets, 0.30% on the next $100 million of the Fund's average daily net assets, and 0.20% of such assets in excess thereof. Such fee shall accrue daily and be paid monthly. The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or, if not described therein, on such basis as is consistent with the 1940 Act and the regulations promulgated thereunder. The Subadviser will receive a pro rata portion of such monthly fee for any periods in which the Subadviser advises the Fund less than a full month. The Subadviser understands and agrees that neither the Trust nor the Fund has any liability for the Subadviser's fee hereunder. Calculations of the Subadviser's fee will be based on average net asset values as provided by the Adviser or the Trust.

In addition to the foregoing, the Subadviser may from time to time agree in writing not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Subadviser. Any such fee reduction or undertaking may be discontinued or modified by the Subadviser at any time.

7. OTHER ACTIVITIES OF THE SUBADVISER AND ITS AFFILIATES. Nothing herein contained shall prevent the Subadviser or any of its affiliates or associates from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or a portfolio similar to the Fund. It is specifically understood that officers, Trustees and employees of the Subadviser and those of its affiliates may engage in providing portfolio management services and advice to other investment advisory clients of the Subadviser or of its affiliates.

8. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its Trustees, officers or employees will act as principal or agent or receive any commission, except in compliance with applicable law and the relevant procedures of the Fund. The Subadviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Subadviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

Nothing herein contained shall limit or restrict the Subadviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge that the Subadviser and its officers, affiliates and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of by the Fund. The Subadviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Subadviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client if, in the sole discretion of the Subadviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Subadviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security. The Subadviser expressly acknowledges and agrees, however, that in any of the above described transactions, and in all cases, the Subadviser is obligated to fulfill its fiduciary duty as Subadviser to the Fund and it shall require such of its Access Persons as is appropriate to comply with the requirements of the Subadviser's Code of Ethics.

When a security proposed to be purchased or sold for the Fund is also to be purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchase or sale on a pro-rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account. The Subadviser shall disclose to the Adviser and to the Trustees the method used to allocate purchases and sales among the Subadviser's investment advisory clients.

9. NO PARTNERSHIP OR JOINT VENTURE. The Trust, the Fund, the Adviser and the Subadviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

10.   LIMITATION OF LIABILITY AND INDEMNIFICATION.
(a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, the Trust, the Fund, any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of or connected with, rendering services hereunder. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws. Any person, even though also employed by the Subadviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Subadviser's employee or agent. Subadviser will maintain appropriate fidelity bond insurance coverage in a reasonable amount and shall provide evidence of such coverage upon request of Adviser.

(b) In the absence of willful misfeasance, bad faith or gross negligence on the part of Adviser, or reckless disregard of its obligations and duties hereunder, Adviser shall not be subject to any liability to Subadviser for any act or omission in the course of or connected with, the Adviser's carrying out its duties and obligations under this Agreement.

(c) Subadviser and Adviser shall each defend, indemnify and hold harmless the other party and the other party's affiliates, officers, Trustees, employees and agents, from and against any claim, loss, liability, damages, deficiency, penalty, cost or expense (including without limitation reasonable attorneys' fees and disbursements for external counsel) resulting from the reckless disregard of the indemnifying party's obligations and duties hereunder or willful misfeasance, bad faith or gross negligence on the part of the indemnifying party, its officers, Trustees, employees and agents with respect to this Agreement or the Fund whether such claim, loss, liability, damages, deficiency, penalty, cost or expense was incurred or suffered directly or indirectly.

11. ASSIGNMENT AND AMENDMENT. This Agreement may not be assigned by the Subadviser, and shall automatically terminate, without the payment of any penalty, in the event of: (a) its assignment, including any change in control of the Adviser or the Subadviser which is deemed to be an assignment under the 1940 Act, or (b) the termination of the Investment Advisory Agreement. Trades that were placed prior to such termination will not be canceled; however, no new trades will be placed after notice of such termination is received. Termination of this Agreement shall not relieve the Adviser or the Subadviser of any liability incurred hereunder.

The terms of this Agreement shall not be changed unless such change is agreed to in writing by the parties hereto and is approved by the affirmative vote of a majority of the Trustees of the Trust voting in person, including a majority of the Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such change, and (to the extent required by the 1940 Act) unless also approved at a meeting by the affirmative vote of the majority of outstanding voting securities of the Fund.

12. DURATION AND TERMINATION. This Agreement shall become effective as of the date first above written and shall remain in full force and effect for a period of two years from such date, and thereafter for successive periods of one year (provided such continuance is approved at least annually in conformity with the requirements of the 1940 Act) unless the Agreement is terminated automatically as set forth in Section 11 hereof or until terminated as follows:

(a) The Trust or the Adviser may at any time terminate this Agreement, without payment of any penalty, by not more than 60 days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Subadviser. Action of the Trust under this subsection may be taken either by (i) vote of its Trustees, or (ii) the affirmative vote of the outstanding voting securities of the Fund; or

(b) The Subadviser may at any time terminate this Agreement by not less than one hundred twenty (120) days' prior written notice delivered or mailed by registered mail, postage prepaid, or by nationally recognized overnight delivery service, receipt requested, to the Adviser.

Termination of this Agreement pursuant to this Section shall be without payment of any penalty.

Fees payable to Subadviser for services rendered under this Agreement will be prorated to the date of termination of the Agreement.

In the event of termination of this Agreement for any reason, the Subadviser shall, immediately upon receiving a notice of termination or a receipt acknowledging delivery of a notice of termination to Adviser, or such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser, and except for the settlement of securities transactions already entered into for the account of the Fund. In addition, the Subadviser shall deliver copies of the Fund's Books and Records to the Adviser upon request by such means and in accordance with such schedule as the Adviser shall reasonably direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of Fund investment management to any successor to the Subadviser, including the Adviser.

13. SHAREHOLDER APPROVAL OF AGREEMENT. The parties hereto acknowledge and agree that the obligations of the Trust, the Adviser, and the Subadviser under this Agreement shall be subject to the following conditions precedent: (a) this Agreement shall have been approved by the vote of a majority of the Trustees, who are not interested persons of the Trust, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval, and (b) this Agreement shall have been approved by the vote of a majority of the outstanding voting securities of the Fund.

14.   MISCELLANEOUS.

(a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to be private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust or the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust.

(b) Any information supplied by the Trust or the Adviser to the Subadviser in connection with the performance of its duties hereunder, or learned by the Subadviser as a result of its position as Subadviser to the Fund, which is not otherwise in the public domain, is to be regarded as confidential and for use only by the Subadviser in connection with the performance of its duties hereunder. Any information supplied by the Subadviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Adviser, the Fund and/or its agents, and only in connection with the Fund and its investments. Any such information in the hands of either party may be disclosed as necessary to comply with any law, rule, regulation or order of a court or government authority.

(c) The Subadviser agrees to submit any proposed sales literature (including advertisements, whether in paper, electronic or Internet medium) for the Trust, the Fund, the Subadviser or for any of its affiliates which mentions the Trust, the Fund or the Adviser (other than the use of the Fund's name on a list of the clients of the Subadviser), to the Adviser and to the Fund's distributor for review and filing with the appropriate regulatory authority prior to public release of any such sales literature; provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Trust or the Fund. The Trust and the Adviser agree to submit any proposed sales literature that mentions the Subadviser to the Subadviser for review prior to use and the Subadviser agrees to promptly review such materials by a reasonable and appropriate deadline. The Trust agrees to cause the Adviser and the Trust's distributor to promptly review all such sales literature for compliance with relevant requirements, to promptly advise the Subadviser of any deficiencies contained in such sales literature, and to promptly file complying sales literature with the relevant authorities.

(d) All notices, consents, waivers and other communications under this Agreement must be in writing and, other than notices governed by Section 12 above, will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier, provided that receipt is confirmed by return telecopy and a copy is sent by overnight mail via a nationally recognized overnight delivery service (receipt requested); (iii) when received by the addressee, if sent via a nationally recognized overnight delivery service (receipt requested) or U.S. mail (postage prepaid), in each case to the appropriate address and telecopier number set forth below (or to such other address and telecopier number as a party may designate by notice to the other parties):

      Subadviser:       Montag & Caldwell, Inc.
                  The Pinnacle
                  3455 Peachtree Road, N. E.
                  Suite 1200
                  Atlanta, GA 30326-3248
                  Attention:  David L. Watson
                  Facsimile Number: (404) 836-7192

      Adviser:    Manufacturers and Traders Trust Company
                  One M&T Plaza
                  Buffalo, New York 14203
                  Attention:  Maureen W. Sullivan
                  Facsimile Number: (716) 842-5376

      Trust:            Vision Group of Funds
                  5800 Corporate Drive
                  Pittsburgh, Pennsylvania 15237-7010
                  Attention: Secretary
                  Facsimile Number: (412) 288-8141

(e) For purposes of this Agreement: (i) "affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual meeting or a special meeting of the shareholders of the Fund, duly called and held, (A) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (B) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less; and (ii) "interested person" and "assignment" shall have the respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

(f) This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.

(g) The provisions of this Agreement are independent of and separable from each other and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. LIMITATIONS OF LIABILITY OF TRUSTEES AND SHAREHOLDERS OF THE TRUST. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of the Trust, but bind only the appropriate property of the Fund, or Class, as provided in the Declaration of Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

                        VISION GROUP OF FUNDS


                        By:
                           ---------------------------------
                        Name:
                        Title:


                        MANUFACTURERS AND TRADERS
                        TRUST COMPANY


                        By:
                           ---------------------------------
                        Name:
                        Title:

                        MONTAG & CALDWELL, INC.


                        By:
                           ---------------------------------
                        Name:
                        Title:

                                  SCHEDULE 1

Custody Agreement between the Trust and the Fund's custodian ("Custodian"), including information as to:

      The Fund's nominee

      The federal tax identification numbers of the Fund and its nominee All routing, bank participant and account numbers and other information necessary to provide proper instructions for transfer and delivery of securities to the Fund's account at the Custodian

      The name address and telephone and Fax number of the Custodian's employees responsible for the Fund's accounts
      The Fund's pricing service and contact persons

All procedures and guidelines adopted by the Board of Trustees or the Adviser regarding:

      Transactions with affiliated persons
      Evaluating the liquidity of securities
Segregation of liquid assets in connections with firm commitments and standby commitments

      Derivative contracts and securities
      Rule 10f-3 (relating to affiliated underwriting syndicates) Rule 17a-7 (relating to interfund transactions) Rule 17e-1 (relating to transactions with affiliated brokers) and

      Release No. IC-22362 (granting exemptions for investments in money market funds)

Any master agreements that the Trust has entered into on behalf of the Fund, including:

      Master Repurchase Agreement
      Master Futures and Options Agreements
      Master Foreign Exchange Netting Agreements
      Master Swap Agreements

CFTC Rule 4.5 letter


                                    EXHIBIT B

               FUND SUBADVISORY FEE RATES AND AGGREGATE SUBADVISORY FEES

FUND                             ANNUAL RATE               Aggregate Fees
----                             -----------
                                                        Paid from the Fund's

                                                     Commencement of Operations

                                                     ON MARCH 20, 2000 TO APRIL

                                                              30, 2000

Vision Large Cap Growth    0.50% on the first                  $3,345
Fund                       $50 million of the
                           Fund's average daily net assets; 0.40% on the next
                           $50 million of the Fund's average daily net assets;
                           0.30% on the next $100 million of the Fund's average daily net assets; and 0.20% of such assets in excess thereof.

                                    EXHIBIT C

                 DIRECTORS AND OFFICERS ASSOCIATED WITH THE SUBADVISER

Montag &  Caldwell, Inc.

NAME               TITLE/POSITION       OTHER BUSINESS
----               --------------       --------------
Stuart D. Bilton   Director             President and Director, Alleghany
                                        Asset Management, Inc.; Chairman,
                                        Chicago Capital Management, Inc.;
                                        Director of each of the following
                                        entities: Montag & Caldwell, Inc.,
                                        The Chicago Trust Company of
                                        California, TAMRO Capital Partners
                                        LLC, Veredus Asset Management LLC,
                                        Chicago Deferred Exchange
                                        Corporation, Chicago Deferred
                                        Exchange Corporation of California,
                                        Alleghany Investment Services, Inc.;
                                        President and Chief Executive
                                        Officer, Blairlogie International
                                        LLC; Trustee, Alleghany Asset
                                        Management Foundation
Ronald E.          Director, Chief      Director, Alleghany Asset Management,
Canakaris          Executive Officer,   Inc.; Director, Chief Executive
                   President            Officer, and President, Montag &
                                        Caldwell, Inc.
David B. Cuming*   Director             Senior Vice President and chief
                                        financial officer, Alleghany
                                        Corporation; Director of the
                                        following entities: Alleghany Asset
                                        Management, Inc., Montag & Caldwell,
                                        Inc., Blairlogie Capital Management
Solon P. Patterson Director             Director, Alleghany Asset Management,
                                        Inc.; Director and Chairman, Montag
                                        and Caldwell, Inc.; Director, The
                                        Georgia Chamber of Commerce; Board
                                        Member of Governors of the Investment
                                        Counsel Association of America
David F. Seng      Director             Retired from Montag & Caldwell, Inc.
Elizabeth C.       Secretary
Chester
Brian W. Stahl     Treasurer


                                    EXHIBIT D

               COMPARABLE INVESTMENT COMPANIES ADVISED BY THE SUBADVISER

The following are investment companies with investment objectives similar to the Fund, for whom M&C provided advisory services:

                                                             Subadvisory

                               Total Net Assets as of     Compensation on an
                                  October 31, 2000      Annual Basis Based on
 NAME OF INVESTMENT COMPANY        (000 OMITTED)         the Value of Average
 --------------------------        -------------
                                                                Daily
                                                              NET ASSETS


                          VISION LARGE CAP GROWTH FUND

             Proxy for Special Meeting of Shareholders - January 30, 2001

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Vision Large Cap Growth Fund (the "Fund"), a portfolio of Vision Group of Funds (the "Trust"), hereby appoint Victor R. Siclari, C. Grant Anderson, Mark Thompson, Susan Kimmel, Erin R. Dugan and Maureen Ferguson, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on January 30, 2001 at 5800 Corporate Drive, Pittsburgh, PA 15237-7010, at 2 p.m., and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF VISION GROUP OF FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

PROPOSAL 1..TO APPROVE A NEW SUBADVISORY AGREEMENT WITH MONTAG & CALDWELL, INC. FOR THE FUND

                        FOR               [  ]
                        AGAINST           [  ]
                        ABSTAIN           [  ]

                                    YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.


                                    Dated


                                    Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.